                                                                   EXHIBIT 10.72

                         FOURTH SUPPLEMENT TO PRODUCTION
                               PAYMENT CONVEYANCE

         THIS FOURTH SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE (this "Supplement"), dated as of the date set out at the end hereof, is made by TransTexas Gas Corporation, a Delaware corporation ("Grantor"), Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P. ("SPS"), and TCW DR VI Investment Partnership, L.P. ("Fund VI"). SPS and Fund VI are herein collectively called "Grantee".

                                    RECITALS:

A. Effective as of March 1, 2000, Grantor executed in favor of Grantee that certain Production Payment Conveyance dated as of March 14, 2000 (as heretofore amended or supplemented, the "Original Conveyance"). The Original Conveyance has been recorded as set forth in Schedule 1 hereto; all capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Conveyance.

B. Pursuant to the Original Conveyance, TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V") was originally included within "Grantee". Effective as of December 1, 2000, Fund V assigned all of its right, title, and interest under the Original Conveyance to SPS pursuant to that certain Conveyance of Interest in Production Payment of even date herewith (the "Fund V Assignment").

C. Grantee and Grantor desire to supplement and amend the Original Conveyance, as set forth herein, to (i) take into account the Fund V Assignment, (ii) make additional properties subject to the Original Conveyance, and (iii) account for the payment by SPS of additional funds to Grantor.

D. As described in Section 8.7 of the Original Conveyance, and pursuant to the Purchase Agreement referred to in the Original Conveyance, Fund VI has appointed TCW Asset Management Company to act as its agent in connection with supplements and amendments to the Original Conveyance.

                           SUPPLEMENTS AND AGREEMENTS:

         FOR A GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee do hereby agree, act and covenant as follows:

         1. Effective as of 9:00 a.m. Houston, Texas time, on February 7, 2001 (the "Effective Time"), the Original Conveyance is amended in order to add the amount of Nineteen Million Eight Hundred Thousand Dollars ($19,800,000) to the unliquidated balance of the Primary Sum, as such unliquidated balance stood as of the Effective Time after giving effect to all applications of PP Proceeds made before the Effective Time. After giving effect to such amendment (and to


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


such application of PP Proceeds), the unliquidated balance of the Primary Sum as of the Effective Time is $32,532,142. (Any PP Proceeds received after the Effective Time on February 7, 2001 shall be deemed to have been received on the next following Business Day.)

         2. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns.

         3. The definition of "Dedication Percentage" in Section 1.1 of the Original Conveyance is hereby amended in its entirety to read as follows:

         " 'Dedication Percentage' means:

                  (a) fifty percent (50%) from the Initial Time until 9:00 a.m., Texas time, on September 1, 2000;

                  (b) sixty-two percent (62%) from 9:00 a.m., Texas time, on September 1, 2000 until 9:00 a.m., Texas time, on December 1, 2000;

                  (c) thirty percent (30%) from and after 9:00 a.m., Texas time, on December 1, 2000 until 9:00 a.m., Texas time, on June 1, 2001;

                  (d) sixty-five percent (65%) from and after 9:00 a.m., Texas time, on June 1, 2001 until 9:00 a.m., Texas time, on June 1, 2002; and

                  (e) seventy percent (70%) from and after 9:00 a.m., Texas time, on June 1, 2002."

         4. Exhibit A to the Original Conveyance is hereby amended and supplemented, effective as of the Effective Time, to include at the end thereof Exhibit A hereto (herein called "Additional Exhibit A").

         5. The terms "NRI Percentage," "PP Hydrocarbons," "Subject Hydrocarbons," "Subject Interests," "Subject Lands," and "Subject Wells," as such terms are defined and used in the Original Conveyance, are hereby amended, effective as of the Effective Time, in order to take into account and recognize the addition of Additional Exhibit A hereto to the end of Exhibit A as attached to the Original Conveyance, and all other direct or indirect references in the Original Conveyance shall likewise be considered amended in order to take into account and recognize such amendment and the addition of Additional Exhibit A hereto to the end of Exhibit A as attached to the Original Conveyance.

         6. For the above-recited consideration, Grantor does hereby, in order to more fully effectuate the amendments and other provisions herein contained, GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Grantee, as a production


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payment, to be held in undivided interests in proportion to their Percentage
Shares, a term overriding royalty interest carved out of and burdening the Subject Interests (including the "Additional Subject Interests," as defined below) equal to and measured by all "Additional PP Hydrocarbons," as defined below, in, under and that may be produced from (or, to the extent pooled or unitized, allocated to) the Subject Lands (including the "Additional Subject Lands," as defined below), with such production payment to be effective as to deliveries of Additional PP Hydrocarbons as of the Effective Time, and to terminate as of the Termination Time.

         TO HAVE AND TO HOLD the above-described production payment, upon and subject to the terms of the Original Conveyance, as amended hereby, unto Grantee, and its successors and Permitted Assigns, until the Termination Time.

         As used herein, the following terms have the following meanings:

         (a) "Additional PP Hydrocarbons" means the Dedication Percentage of the NRI Percentage (as the definitions of such terms are amended herein) of:

                  (i) all Hydrocarbons in, under or that may be produced from (or, to the extent pooled or unitized, allocated to) any Additional Subject Lands prior to the Termination Time (as determined after giving effect to this Supplement), and

                  (ii) all other Hydrocarbons in, under or that may be produced from (or, to the extent pooled or unitized, allocated to) the Subject Lands prior to the Termination Time, as determined after giving effect to this Supplement and the instrument listed as item 2 on Schedule 1 hereto (this Supplement and such other instruments being herein collectively called the "Supplements"), to the extent such Hydrocarbons are included within the PP Hydrocarbons as a result of the Termination Time being changed because of the Supplements.

         (b)      "Additional Subject Interests" means:

                  (i) All of the leasehold interests and other property interests described in Additional Exhibit A; and

                  (ii) Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable and whether vested or contingent) of Grantor in and to the oil, gas and other minerals in and under or that may be produced from the Additional Subject Lands (including interests in oil, gas or mineral leases to the extent the same cover such lands, overriding royalties, production payments and net profits interests in such lands or such leases, and fee mineral interests, fee royalty interests and other interests in such oil, gas and other minerals) even


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                           though Grantor's interest in such oil, gas and other
                           minerals may be incorrectly described in, or omitted from, Additional Exhibit A; and

                  (iii) All rights, titles and interests of Grantor in and to, or otherwise derived from, all presently existing and valid oil, gas or mineral unitization, pooling, or communitization agreements, declarations or orders and in and to the properties covered and the units created thereby (including all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, voluntary unitization agreements, designations or declarations, and so-called "working interest units" created under operating agreements or otherwise) relating to the properties described in subsections (i) or (ii) above in this definition.

         (c) "Additional Subject Lands" means the lands and depths described in Additional Exhibit A hereto (where no depth limit is specified, Additional Subject Lands shall include all depths).

         Without limitation of the generality of the provisions of Section 5, above, or of the foregoing provisions of this Section 6, effective as to deliveries of Additional PP Hydrocarbons at and after the Effective Time, the definition of PP Hydrocarbons as found in the Original Conveyance is hereby amended to include all Additional PP Hydrocarbons, as defined herein, the definition of Subject Lands as found in the Original Conveyance is hereby amended to include all Additional Subject Lands, as defined herein, and the definition of Subject Interests as found in the Original Conveyance is hereby amended to include all Additional Subject Interests, as defined herein; the term "Initial Time", as found in the definition of "Subject Hydrocarbons" in the Original Conveyance, shall be deemed to refer to the Effective Time, as such term is defined herein, but only as to Additional PP Hydrocarbons, and the Original Conveyance is amended to so provide.

         7. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns. To the extent, if any, required to give effect to the Supplements or to the ratification, adoption, affirmation and renewal provided for in the preceding sentence, Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Grantee, as a production payment, to be held in undivided interests in proportion to their Percentage Shares, a term overriding royalty interest carved out of and burdening the Subject Interests equal to and measured by all PP Hydrocarbons in and under and that may be produced from (or, to the extent pooled or unitized, allocated to) the Subject Lands, with such production payment to terminate as of the Termination Time and to be held upon and subject to the terms of the Original Conveyance as amended hereby.

         8. The definition of "Percentage Share" in Section 1.1 of the Original Conveyance is hereby amended in its entirety to read as follows:


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


                  " 'Percentage Share' means, with respect to each Person included in Grantee, the fractional undivided interest which it owns in the Production Payment at the time in question. From the initial grant of the Production Payment until 9:00 a.m. Houston, Texas time, on June 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

               Fund V        42.859594%
               Fund VI       21.429797%
               SPS           35.710609%

         From and after 9:00 a.m. Houston, Texas time, on June 7, 2000, until 9:00 a.m. Houston, Texas time, on September 8, 2000, the Percentage Share of each Person included in Grantee was as follows:

               Fund V        33.048697%
               Fund VI       16.524349%
               SPS           50.426954%

         From and after 9:00 a.m. Houston, Texas time, on September 8, 2000, until 9:00 a.m. Houston, Texas time, on November 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

               Fund V        22.863142%
               Fund VI       11.431571%
               SPS           65.705287%

         From and after 9:00 a.m. Houston, Texas time, on November 7, 2000, until 9:00 a.m. Houston, Texas time, on December 1, 2000, the Percentage Share of each Person included in Grantee was as follows:

               Fund V         19.08294%
               Fund VI         9.54147%
               SPS            71.37559%

         From and after 9:00 a.m. Houston, Texas time, on December 1, 2000, until 9:00 a.m. Houston, Texas time, on February 7, 2001, the Percentage Share of each Person included in Grantee was as follows:

               Fund VI         9.54147%
               SPS            90.45853%

         From and after 9:00 a.m. Houston, Texas time, on February 7, 2001, the Percentage Share of each Person included in Grantee is as follows:


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


               Fund VI         3.71408%
               SPS            96.28592%"

The foregoing Percentage Shares of Fund VI and SPS, respectively, taking effect as of February 7, 2001, are in this Amendment called their "amended Percentage Shares".

         9. In consideration of the additional purchase price payment made by SPS to Grantor and the foregoing increase in the unliquidated balance of the Primary Sum:

                  (a) Fund VI does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto SPS such additional undivided interests in the Production Payment as are necessary in order to cause SPS and Fund VI to own the Production Payment, at and after the Effective Time, in undivided interests in proportion to their respective amended Percentage Shares, and

                  (b) Fund VI does further assign unto SPS such undivided interests in Fund VI's accounts receivable from the sale of PP Hydrocarbons - to the extent such accounts receivable exist and are unpaid at the Effective Time and arise from the sale of PP Hydrocarbons before the Effective Time - as are necessary in order to cause SPS and Fund VI to share in all collections of such accounts receivable after the Effective Time in proportion to their respective amended Percentage Shares.

         TO HAVE AND TO HOLD the same, upon and subject to the terms of the Original Conveyance, as amended hereby, unto SPS and its successors and Permitted Assigns, until the Termination Time.

         10. In order to take into account SPS's name change, all references to "Southern Producer Services, L.P." in the Original Conveyance, as supplemented hereby, shall refer to "Mirant Americas Energy Capital, LP" with respect to matters occurring after the date hereof. In order to take into account the Fund V Assignment, all references to "Grantee" in the Original Conveyance, as supplemented hereby, shall refer only to SPS and Fund VI with respect to matters occurring after the date hereof.

         11. This Supplement may be executed in multiple counterparts, all of which are identical.

         12. This Supplement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns, and all of the covenants and agreements contained in the Original Conveyance, as amended hereby, shall be deemed to be covenants and agreements running with the lands affected thereby.

         13. This Supplement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws.


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


         IN WITNESS WHEREOF, this Supplement is executed by the parties hereto on the dates set out below in their respective acknowledgments, but effective as of the Effective Time.

                                      TRANSTEXAS GAS CORPORATION


                                      By:
                                           -------------------------------------
                                           Ed Donahue
                                           Vice President

Grantor's address:                    1300 North Sam Houston Parkway East
                                      Suite 310
                                      Houston, Texas 77032-2949
                                      Attention: Ed Donahue, Vice President
                                      Telephone: 281/987-8600
                                      Telecopy: 281/986-8865


                                      MIRANT AMERICAS ENERGY CAPITAL, LP


                                      By:  Mirant Americas Development, Inc.,
                                           its general partner


                                           By:
                                                --------------------------------
                                                David W. Stewart
                                                Vice President

SPS's address:                        1200 Smith Street
                                      Suite 2890
                                      Houston, Texas 77002
                                      Attention: David W. Stewart
                                      Telephone: 713/276-1902
                                      Telecopy: 713/276-1990


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


                                      TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                      By:  TCW ASSET MANAGEMENT COMPANY, as
                                           Agent


                                           By:
                                                --------------------------------
                                                Kurt A. Talbot
                                                Senior Vice President


Fund VI's address:                    c/o Trust Company of the West
                                      865 South Figueroa
                                      Los Angeles, California 90017
                                      Attention: Thomas F. Mehlberg
                                      Telephone: 213/244-0702
                                      Telecopy: 213/244-0604

This document prepared by:

John W. Rain
Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201


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


STATE OF TEXAS              )
                            )
COUNTY OF HARRIS            )

         The foregoing instrument was acknowledged before me on this 7th day of February, 2001, by Ed Donahue, the Vice President of TransTexas Gas Corporation, a Delaware corporation, on behalf of such corporation.


                                                 -----------------------------
      [SEAL]                                     Notary Public, State of Texas


STATE OF TEXAS              )
                            )
COUNTY OF HARRIS            )

         The foregoing instrument was acknowledged before me on this 7th day of February, 2001, by David W. Stewart, the Vice President of Mirant Americas Development, Inc., a Georgia corporation, on behalf of such corporation acting as general partner of Mirant Americas Energy Capital, LP, a Delaware limited partnership, and on behalf of such limited partnership.


                                                 -----------------------------
      [SEAL]                                     Notary Public, State of Texas


STATE OF TEXAS              )
                            )
COUNTY OF HARRIS            )

         The foregoing instrument was acknowledged before me on this 7th day of February, 2001, by Kurt A. Talbot, the Senior Vice President of TCW Asset Management Company, a California corporation, on behalf of such corporation acting as agent as aforesaid.


                                                 -----------------------------
      [SEAL]                                     Notary Public, State of Texas


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


                                                                      SCHEDULE 1


                               RECORDING SCHEDULE

1. Production Payment Conveyance among TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P., TCW DR VI Investment Partnership, L.P., Southern Producer Services, L.P. and TransTexas Gas Corporation.

         Recording Jurisdiction             Recording Data
         ----------------------             --------------

         Calhoun County, TX                 Volume 262, Page 33,
                                            Filed 9/19/2000

         Chambers County, TX                Document No. 00-448-604,
                                            Filed 3/17/2000

         Galveston County, TX               Film Code #014-39-1028,
                                            Filed 3/17/2000

         Jim Hogg County, TX                Volume 17, Page 362,
                                            Filed 3/20/2000 Live

         Oak County, TX                     Volume 449, Page 135,
                                            Filed 3/20/2000

         Wharton County, TX                 Volume 360, Page 596,
                                            Filed 3/17/2000

         Zapata County, TX                  Volume 629, Page 471,
                                            Filed 3/17/2000

         General Land Office of Texas       Sent for filing

2. First Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.

         Recording Jurisdiction             Recording Data
         ----------------------             --------------

         Calhoun County, TX                 Volume 262, Page 114,
                                            Filed 9/19/2000

         Chambers County, TX                Document No. 00-459-630
                                            Filed 6/9/2000

         Galveston County, TX               Film Code 014-62-1617
                                            Filed 6/9/2000

         Jim Hogg County, TX                Volume 19, Page 526,
                                            Filed 6/9/2000

         Live Oak County, TX                Volume 450, Page 428,
                                            Filed 6/12/2000

         Wharton County, TX                 Volume 371, Page 458,
                                            Filed 6/9/2000

         Zapata County, TX                  Volume 634, Page 110,
                                            Filed 6/9/2000

3. Second Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.

         Recording Jurisdiction             Recording Data
         ----------------------             --------------

         Calhoun County, TX                 Volume 262, Page 132
                                            Filed 9/19/2000

         Chambers County, TX                Document No. 00-470-562
                                            Filed 9/18/2000

         Galveston County, TX               File Number 2000046945
                                            Filed 9/15/2000

         Jim Hogg County, TX                File Number 65210
                                            Filed 9/22/2000

         Live Oak County, TX                File Number 00149214
                                            Filed 9/19/2000

         Wharton County, TX                 Volume 383, Page 740,
                                            Filed 9/19/2000

         Zapata County, TX                  Volume 638, Page 642,
                                            Filed 9/22/2000

4. Third Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.

         Recording Jurisdiction             Recording Data
         ----------------------             --------------

         Calhoun County, TX                 Volume 266, Page 205,
                                            Filed 11/13/00

         Chambers County, TX                Document No. 00-477-116,
                                            Filed 11/14/00

         Galveston County, TX               Film Code 015-08-1029
                                            Filed 11/13/00

         Jim Hogg County, TX                Volume 22, Page 256,
                                            Filed 11/13/00

         Live Oak County, TX                Volume 454, Page 239,
                                            Filed 11/14/00

         Wharton County, TX                 Volume 390, Page 480,
                                            Filed 11/13/00

         Zapata County, TX                  Volume 641, Page 169,
                                            Filed 11/13/00

         General Land Office of Texas       Filed 12/22/00


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
                                    EXHIBIT A
                                       TO
                              FOURTH SUPPLEMENT TO
                          PRODUCTION PAYMENT CONVEYANCE

                          ADDITIONAL SUBJECT INTERESTS

                              Wharton County, Texas


1. Oil, Gas and Mineral Lease dated March 16, 2000, between Jack Northington Shwab and Clara Jane Lovell, as Lessor, and Prolithic Resources Corp., as Lessee, recorded under Memorandum of Oil, Gas and Mineral Lease at Volume 364, Page 306 of the Official Records of Wharton County, Texas, covering 567.93 acres, more or less, in the Alexander Edgar Survey, A-93, Wharton County, Texas. (TX 106-175/001A)

                Working Interest:                    100.00000%
                Net Revenue Interest                  75.00000%

2. Oil, Gas and Mineral Lease dated August 15, 1997, between Robert S. Mortensen and Martha F. Middlebrook, Co-Trustees for Rocking M Land and Cattle Company Trust, as Lessor and SKH Energy Partners, L. P., as Lessee, recorded in Volume 248, Page 771 of the Official Records of Wharton County, Texas, covering 180 acres, more or less, situated in the J. P. Borden Survey, A-9, and the Alexander Edgar League, A-93, Wharton County, Texas, INSOFAR AND ONLY INSOFAR as all depths below the top of the Wilcox formation. (TX 106-693)

                Working Interest:                    100.00000%
                Net Revenue Interest                  76.00000%

3. Oil, Gas and Mineral Lease dated January 2, 2001, between Robert S. Mortensen and Martha F. Middlebrook, Co-Trustees for Rocking M Land and Cattle Company Trust, as Lessor, and TransTexas Gas Corporation, as Lessee, recorded in Volume 396, Page 679 of the Official Records of Wharton County, Texas, covering 180 acres, more or less, situated in the J. P. Borden Survey, A-9, and the Alexander Edgar League, A-93, Wharton County, Texas, INSOFAR AND ONLY INSOFAR as all depths between the surface of the earth and the top of the Wilcox formation. (TX 106-693A)

                Working Interest:                    100.00000%
                Net Revenue Interest                  76.00000%

Lease (1) above is subject to:

(a) the terms, conditions and provisions of that certain unrecorded Egypt Prospect Agreement dated April 4, 2000, between Prolithic Resources Corporation and TransTexas Gas Corporation, as amended by First Amendment to Egypt Prospect Agreement dated June 20, 2000.

Lease (2) above is subject to:

(a) the terms, conditions and provisions of that certain Assignment of Oil, Gas & Mineral Lease dated July 11, 2000, between Chesapeake Operating, Inc., as Assignor, and TransTexas Gas Corporation, as Assignee, recorded in Volume 376, Page 881 of the Official Records of Wharton County, Texas.


                                        5